UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2020 (November 25, 2020)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZGQ	*
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* Hertz Global Holdings, Inc.’s common stock began trading exclusively on the over-the-counter market on October 30, 2020 under the symbol HTZGQ.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Stock and Asset Purchase Agreement

On November 25, 2020, Hertz Global Holdings, Inc., a Delaware corporation (the “Company”), Donlen Corporation, an Illinois corporation (the “Seller”), and certain of the Seller’s subsidiaries (together with the Seller, the “Selling Entities”) entered into a Stock and Asset Purchase Agreement (the “SAPA”) with Freedom Acquirer LLC (the “Buyer”), a Delaware limited liability company and affiliate of Athene Holding Ltd. (“Athene”), pursuant to which the Selling Entities have agreed to sell to the Buyer (the “Sale”) substantially all of the assets of the Selling Entities including the Selling Entities’ non-Debtor subsidiaries (the “Purchased Assets”), and the Buyer has agreed to assume certain indebtedness of the Selling Entities related to the Purchased Assets. The Purchased Assets comprise the Company’s Donlen vehicle leasing and fleet management solutions business (the “Business”).

The following description is a summary of the material terms of the SAPA.

At the Closing (as defined below), the Buyer will pay the Seller $825 million in cash, subject to adjustments based on the level of assumed indebtedness, working capital and fleet equity. The purchase price is fully backstopped by equity and debt commitments from affiliates of Athene.

Within three business days of the execution of the SAPA, the Buyer is required to make a good faith deposit of US$82.5 million into a deposit escrow, which amount will either (i) be credited to the purchase price payable at the Closing and released to the Selling Entities, (ii) be released to the Selling Entities upon the termination of the SAPA in certain circumstances in which the Buyer has breached the SAPA, or (iii) be released to the Buyer if the Purchase Agreement is terminated for other reasons.

As previously disclosed, on May 22, 2020 (the “Petition Date”), the Company, The Hertz Corporation (“THC”) and certain of their direct and indirect subsidiaries in the United States and Canada including the Selling Entities (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases (the “Chapter 11 Cases”) for the Debtors. The cases are being jointly administered under the caption In re The Hertz Corporation, et al., Case No. 20-11218 MFW. The Sale transaction is structured as an asset sale under Section 363 of the bankruptcy code and, as such, is subject to the approval of the Bankruptcy Court. In addition, the consummation of the Sale is subject to the performance of each party’s obligations under the SAPA, the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and certain other conditions precedent as specified in the SAPA.

The SAPA contains customary representations, warranties and covenants of the parties thereto. The Selling Entities have also made various customary covenants in the SAPA, including, among others, an agreement to operate the Business in the ordinary course of business consistent with past practice (taking into account the commencement of the Chapter 11 Cases and the fact the Business will be operated in bankruptcy) and to use commercially reasonable efforts to preserve the Business and the Purchased Assets, in each case, subject to certain exceptions, between the execution of the SAPA and the closing date of the SAPA (the “Closing”). None of the representations, warranties or pre-Closing covenants contained in the SAPA survive the Closing nor does the SAPA provide for indemnification for any breach of such representations, warranties or covenants.

The SAPA may be terminated under various circumstances set forth therein, including by either party if (i) a final non-appealable legal restraint prohibiting the transaction is in effect, (ii) subject to complying with the restrictions set forth in the SAPA regarding (a) bid procedures and conduct of the auction, (b) the solicitation, discussion and negotiation of competing bids, and (c) the entry into agreements with respect to an alternative transaction, the Company, its controlled affiliates or any Selling Entity enters into a binding contract for an alternative transaction for the sale of the Purchased Assets with a person other than the Buyer or its affiliates or (iii) if the Closing has not occurred as of May 25, 2021. The Buyer may terminate the SAPA in certain specified circumstances set forth therein, which include if (i) the Selling Entities breach their representations, warranties or covenants in a manner that would prevent the satisfaction of certain conditions to Closing, (ii) certain bankruptcy milestones are not satisfied (including the failure to obtain an order of the Bankruptcy Court approving the Sale within 85 days of the execution of the SAPA, subject to a ten (10) day cure period) and (iii) the Selling Entities take certain other specified actions inconsistent with consummating the Sale transaction. The Company may also terminate the SAPA in certain specified circumstances which include if (i) the Buyer breaches its representations, warranties or covenants in a manner that would prevent the satisfaction of certain conditions to Closing or fails to close the Sale transaction when it is required to do so or (ii) prior to the earlier of the entry of the Bankruptcy Court order authorizing the consummation of the Sale or ninety-five (95) days from the date of the SAPA, the Company delivers written notice to the Buyer in its sole discretion (the “Discretionary Option”) for any or no reason, subject to payment of the option fee described below.

The SAPA requires the Selling Entities to reimburse the Buyer for certain expenses incurred by the Buyer up to a $15,000,000 cap if the SAPA is terminated in specific circumstances, excluding a termination arising from the Buyer’s breach of the SAPA. If the Seller exercises its Discretionary Option, at the time of termination it must pay the expense reimbursement and an option fee in the amount of $15,000,000, less any amount that the Buyer’s expenses exceed $10,000,000. Additionally, if the SAPA is terminated in certain other specified circumstances, including because the Selling Entities enter into a binding contract for an alternative transaction, following consummation of such alternative transaction, the Selling Entities must pay the Buyer a break-up fee in the amount of $24,750,000, less any amount by which the Buyer’s expenses exceed $7,500,000. If Seller exercises its Discretionary Option and the Company or any of its affiliates enters into an agreement with respect to an alternative transaction within three months following the exercise, following the consummation of the alternative transaction, the Selling Entities must pay a fee equal to the amount by which the sum of the break-up fee and expense reimbursement exceed the amount paid by the Seller in respect of the Discretionary Option.

The Debtors have filed a motion with the Bankruptcy Court, which the Bankruptcy Court will hear on December 16, 2020, seeking the Bankruptcy Court’s order approving, among other things, bidding procedures for the conduct of an auction (the “Bidding Procedures Order”) to ensure that the Debtors have obtained the highest and best offer possible for the Purchased Assets. Until the date that is eighty-five (85) days following the date of the SAPA or, if no qualified bids are received by the bid deadline set forth in the Bidding Procedures Order, the bid deadline set forth in the Bidding Procedures Order, the Selling Entities may, and intend to, solicit offers to purchase the Purchased Assets from other parties.

The foregoing summary of the SAPA has been included to provide investors and security holders with information regarding the terms of the SAPA and is qualified in its entirety by the terms and conditions of the SAPA, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference. It is not intended to provide any other factual information about the Selling Entities, the Buyer, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the SAPA have been made solely for the purpose of such agreement and as of specific dates, for the benefit of the parties to the SAPA. In addition, such representations, warranties and covenants (i) may have been qualified by confidential disclosures exchanged between the parties, (ii) are subject to materiality qualifications contained in the SAPA which may differ from what may be viewed as material by investors, and (iii) have been included in the SAPA for the purpose of allocating risk between the contracting parties rather than establishing matters of facts. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of actual facts or circumstances, and the subject matter of representations and warranties may change after the date as of which such representations or warranties were made. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the SAPA, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Docket 925 and other documents related to the Chapter 11 Cases are available on a separate website administered by the Debtors’ claims agent, Prime Clerk, at https://restructuring.primeclerk.com/hertz.

Series 2020-1 Rental Car Asset Backed Notes Issuance

On November 25, 2020, Hertz Vehicle Interim Financing LLC (“HVIF”), a wholly-owned, special purpose subsidiary of The Hertz Corporation (“Hertz”) issued $4.0 billion aggregate principal amount of Series 2020-1 Rental Car Asset Backed Notes, Class A and Class B (the "Series 2020-1 Notes"), to unaffiliated third parties under the Series 2020-1 Supplement, dated November 25, 2020, among HVIF, Hertz (a wholly-owned subsidiary of the Company), Deutsche Bank AG, New York Branch, as administrative agent, Apollo Capital Management, L.P., as controlling party, the certain noteholders from time to time party thereto and The Bank of New York Mellon Trust Company, N.A. (“BONYM”) as trustee (the “Series 2020-1 Supplement ”), to the Base Indenture, dated as of November 25, 2020, between HVIF and BONYM, as trustee (the “Base Indenture”). Hertz also entered into (1) the Master Motor Vehicle Operating Lease and Servicing Agreement (HVIF) on November 25, 2020, among HVIF, as the lessor, Hertz, as a lessee, servicer and guarantor, DTG Operations, Inc., a wholly-owned subsidiary of Hertz, as a lessee, and the permitted lessees from time to time party thereto (the “HVIF Lease”), pursuant to which HVIF, as lessor, will lease vehicles to the lessees thereunder, and (2) the HVIF Administration Agreement on November 25, 2020, among Hertz, as HVIF administrator, HVIF and BONYM, as trustee (the “HVIF Administration Agreement”), pursuant to which Hertz, as administrator, will provide certain services to HVIF and to take certain actions on behalf of HVIF, including performing or otherwise satisfying any action, determination, calculation, direction, instruction, notice, delivery or other performance obligation, in each case, permitted or required by HVIF pursuant to the Base Indenture.

The expected maturities of the Series 2020-1 Notes are November 2021. The Series 2020-1 Notes are comprised of approximately $3.5 billion aggregate principal amount of Series 2020-1 3.00% Class A Notes and $500.0 million aggregate principal amount of Series 2020-1 3.75% Class B Notes. The Class B Notes are subordinated to the Class A Notes.

The net proceeds from the sale of the Series 2020-1 Notes generally are expected to be used by Hertz to acquire vehicles for its U.S. rental car fleet.

The foregoing descriptions of the Series 2020-1 Notes and the HVIF Lease are qualified in their entirety by reference to the complete terms and conditions of the Series 2020-1 Supplement, the Base Indenture, the HVIF Lease and the HVIF Administration Agreement, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4 and which are incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 7.01 REGULATION FD DISCLOSURE.

Donlen Cleansing Materials

Pursuant to the Company’s obligations under the SAPA, it is disclosing certain information relating to the Business, which is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity and potential financing sources; the bankruptcy process; our ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; risks arising from the delisting of trading of our common stock on the New York Stock Exchange; the effects of Chapter 11 on the interests of various constituents; and the ability to negotiate, develop, confirm and consummate a plan of reorganization. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 25, 2020, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date they are provided, and we undertake no obligation to update this information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description
4.1	Base Indenture, dated as of November 25, 2010, between Hertz Vehicle Interim Financing LLC, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Series 2020-1 Supplement, dated as of November 25, 2020, among Hertz Vehicle Interim Financing LLC, as Issuer, The Hertz Corporation, as HVIF Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, Apollo Capital Management, L.P., as Controlling Party, the certain noteholders from time to time party thereto and The Bank of New York Mellon Trust Company, N.A. as Trustee, to the Base Indenture, dated as of November 25, 2013, between Hertz Vehicle Interim Financing LLC, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.3	Master Motor Vehicle Operating Lease and Servicing Agreement (HVIF), dated as of November 25, 2020, among Hertz Vehicle Interim Financing LLC, as Lessor, The Hertz Corporation, as Lessee, Servicer and Guarantor, DTG Operations, Inc., as Lessee, and the Permitted Lessees from time to time party thereto.
4.4	HVIF Administration Agreement, dated as of November 25, 2020, among The Hertz Corporation, as HVIF Administrator, Hertz Vehicle Interim Financing LLC, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.
10.1	Stock and Asset Purchase Agreement by and between Hertz Global Holdings, Inc., Donlen Corporation, certain subsidiaries of Donlen Corporation and Freedom Acquirer LLC, dated November 25, 2020.
99.1	Donlen cleansing materials.
101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL
104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ M. DAVID GALAINENA
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary

Date:  November 30, 2020